-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                    AMENDMENT NO. 1 TO CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 31, 1998



                          HORIZON PHARMACIES, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                     0-22403                75-2441557
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


                275 W. PRINCETON DRIVE
                   PRINCETON, TEXAS                             75407
       (Address of Principal Executive Offices)              (Zip Code)

                              (972) 736-2424
            (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Filed herewith as a part of this report are the following financial statements for CCB Consulting, Inc., a Nebraska corporation: (i) audited Balance Sheet at December 31, 1997 and audited Statement of Income,
Statement of Shareholders' Equity and Statement of Cash Flows for the year ended December 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at June 30, 1998, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the six months ended June 30, 1998 and June 30, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (b) PRO FORMA FINANCIAL INFORMATION.

     Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at June 30, 1998 and Pro Forma Combined Condensed Statement of Income for the six months ending June 30, 1998 and the year ended December 31, 1997, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (c) EXHIBITS.

     The following exhibits are filed with this report:

Exhibit No.     Name of Exhibit
-----------     ----------------
    23          Consent of Howard & Waltrip, P.C., Independent Auditors
                (filed electronically herewith).

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         REGISTRANT:

                                         HORIZON PHARMACIES, INC.


Date: October 12, 1998                   By: /s/ Ricky D. McCord
                                             --------------------------------
                                             Ricky D. McCord, President

                                CCB CONSULTING, INC.
                            YEAR ENDED DECEMBER 31, 1997
                        WITH REPORT OF INDEPENDENT AUDITORS

[Letterhead of Howard & Waltrip, P.C.]




The Board of Directors and Shareholders                     September 30, 1998
CCB Consulting, Inc.




                           REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of CCB Consulting, Inc. as of December 31, 1997, and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CCB Consulting, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

CCB CONSULTING, INC.
BALANCE SHEETS

                                                  DECEMBER 31,         JUNE 30,
ASSETS                                                1997               1998
------                                            ------------         --------
                                                                      (Unaudited)
Current assets:
     Cash                                          $  17,030          $  51,649
     Accounts receivable-trade                       286,396            235,926
     Prepaid insurance                                 1,486                  0
     Deposit                                             425                425
     Inventories, lower of cost or market            112,720            133,969
                                                   ---------          ---------
          Total current assets                       418,057            421,969

Fixed assets:
     Land                                             10,000             10,000
     Building                                        115,587            115,587
     Equipment                                       211,778            211,778
     Accumulated depreciation                       (186,991)          (199,448)
                                                   ---------          ---------
          Total net fixed assets                     150,374            137,917
                                                   ---------          ---------
TOTAL ASSETS                                       $ 568,431          $ 559,886
                                                   ---------          ---------
                                                   ---------          ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Current liabilities
     Accounts payable-trade                        $  44,404          $  23,530
     Accrued expenses                                 13,255             21,802
     Current portion of long term debt                29,000             29,000
                                                   ---------          ---------
          Total current liabilities                   86,659             74,332

Long term liabilities
     Long term debt                                   60,851             46,572
     Less current portion of long term debt          (29,000)           (29,000)
                                                   ---------          ---------
          Total long term liabilities                 31,851             17,572

Shareholders' equity
     Capital stock                                     1,000              1,000
     Paid in capital                                 173,768            173,768
     Retained earnings                               275,153            293,214
                                                   ---------          ---------
          Total shareholders' equity                 449,921            467,982
                                                   ---------          ---------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                          $ 568,431          $ 559,886
                                                   ---------          ---------
                                                   ---------          ---------

See accompanying notes.

CCB CONSULTING, INC.
STATEMENTS OF INCOME

                                                                           SIX MONTHS ENDED
                                                  YEAR ENDED                   JUNE 30,
                                                 DECEMBER 31,          -----------------------
                                                     1997                1997           1998
                                                 ------------          --------       --------
                                                                             (Unaudited)
Net sales                                         $1,568,894           $712,586       $852,507

Cost of sales                                        894,069            433,249        530,215
                                                  ----------           --------       --------
Gross profit                                         674,825            279,337        322,292
                                                  ----------           --------       --------
Operating expenses:
     Selling, general and administrative             405,995            183,334        211,025
     Depreciation                                     26,907             13,454         12,457
                                                  ----------           --------       --------
         Total operating expenses                    432,902            196,788        223,482

Income from operations                               241,923             82,549         98,810

Other income (expense):
     Other income(expense)                            (1,100)             6,918         12,638
     Interest expense                                 (7,480)            (4,577)        (2,516)
                                                  ----------           --------       --------
         Total other income (expense)                 (8,580)             2,341         10,122
                                                  ----------           --------       --------
         Net income                               $  233,343           $ 84,890       $108,932
                                                  ----------           --------       --------
                                                  ----------           --------       --------

See accompanying notes.

CCB CONSULTING, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                          SIX MONTHS ENDED
                                                   YEAR ENDED                 JUNE 30,
                                                  DECEMBER 31,         -----------------------
                                                     1997                1997           1998
                                                  ------------         --------       --------
                                                                             (Unaudited)
Balance, Beginning of period                       $ 156,534           $156,534       $275,153

Distributions - Shareholder                         (114,724)           (57,362)       (90,871)

Net income                                           233,343             84,890        108,932
                                                   ---------           --------       --------
Balance, End of Period                             $ 275,153           $184,062       $293,214
                                                   ---------           --------       --------
                                                   ---------           --------       --------

See accompanying notes.

CCB CONSULTING, INC.
STATEMENTS OF CASH FLOWS

                                                                          SIX MONTHS ENDED
                                                  YEAR ENDED                   JUNE 30,
                                                  DECEMBER 31,         -----------------------
                                                      1997               1997           1998
                                                  ------------         --------       --------
                                                                             (Unaudited)
Operating activities:
     Net income                                    $ 233,343           $ 84,890       $108,932

Adjustments to reconcile net income to net cash provided by operating activities:

     Depreciation                                     26,907             13,454         12,457
     Change in operating assets and liabilities:
         Accounts receivable-trade                  (134,333)           (26,563)        50,469
         Inventories                                   2,533             (5,674)       (21,247)
         Prepaid insurance                            (1,486)                 0          1,486
         Accounts payable-trade                       29,007             10,677        (20,874)
         Accrued expenses                            (23,993)            10,977          8,547
                                                   ---------           --------       --------
Net cash provided by operating activities            131,978             87,761        139,770

Financing activities:
     Distributions to shareholders                  (114,724)           (57,362)       (90,871)
     Principal payments on notes payable             (29,359)           (15,768)       (14,280)
                                                   ---------           --------       --------
Net cash used by financing activities               (144,083)           (73,130)      (105,151)

Net increase (decrease) in cash                      (12,105)            14,631         34,619

Cash at beginning of period                           29,135             29,135         17,030
                                                   ---------           --------       --------
Cash at end of period                              $  17,030           $ 43,766       $ 51,649
                                                   ---------           --------       --------
                                                   ---------           --------       --------
Supplemental disclosure of interest paid           $   7,480           $  4,577       $  2,516
                                                   ---------           --------       --------
                                                   ---------           --------       --------

See accompanying notes.

                                CCB CONSULTING, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1997



1.   Summary of significant accounting policies

Organization

CCB CONSULTING, INC., a Nebraska corporation (the "Company"), owns and operates a retail pharmacy in Blair, Nebraska.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

                                CCB CONSULTING, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1997




2.  Long term liabilities

Installment notes totaling approximately                 $ 60,851
$3,000 per month.  Notes were paid
off at the time of purchase by HORIZON
Pharmacies, Inc.  See note 4.


Less current portion of long term debt                    (29,000)
                                                         --------
Total long term liabilities                              $ 31,851
                                                         --------
                                                         --------


3.  Income taxes

The Company, with the consent of its shareholders, has elected to have its income taxed under Section 1372 of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the shareholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provisions or liability for federal income taxes is reflected in these statements.

4.  Subsequent events

On July 31, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 1998
(IN THOUSANDS)


                                                    Company
ASSETS                                             Historical         Blair (Note)    Pro Forma
                                                   ----------         ------------    ---------
Current assets:
     Cash                                            $ 6,517              ($300)       $ 6,217
     Accounts receivable                               5,805                             5,805
     Inventories                                      11,504                 90         11,594
     Other                                               302                               302
                                                     -------              -----        -------
         Total current assets                         24,128               (210)        23,918

Property and equipment, net                            2,731                 20          2,751

Intangibles, net                                       5,036                500          5,536
                                                     -------              -----        -------
Total assets                                         $31,895              $ 310        $32,205
                                                     -------              -----        -------
                                                     -------              -----        -------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                 $4,006                            $4,006
     Accrued liabilities                                 738                               738
     Notes payable                                       233                               233
     Current portion of long-term obligations          1,054              $ 130          1,184
                                                     -------              -----        -------
         Total current liabilities                     6,031                130          6,161

Long-term obligations                                  5,345                             5,345

Deferred income taxes                                    157                               157

Shareholder's equity:
     Common stock                                         54                                54
     Additional paid-in capital                       19,608                180         19,788
     Retained earnings                                   770                               770
     Treasury stock                                      (70)                              (70)
                                                     -------              -----        -------
         Total shareholders' equity                   20,362                180         20,542
                                                     -------              -----        -------
Total liabilities and shareholders' equity           $31,895              $ 310        $32,205
                                                     -------              -----        -------
                                                     -------              -----        -------

Note: The Blair, Nebraska Store was acquired in July 1998 for a total consideration of $610 financed by a note payable of $130, stock of $180 and cash of $300 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                         Historical
                                                     ----------------------         Pro Forma
                                                     Company          Blair        Adjustments       Pro Forma
                                                     -------          -----        -----------       ---------
Net revenues                                         $28,689          $853                          $  29,542

Cost and expenses:
     Cost of sales and services                       19,648           530                             20,178
     Depreciation and amortization                       330            12             ($12) (1)          341
                                                                                         11  (1)
     Selling, general and administrative               7,744           211               (8) (3)        7,956
                                                                                          9  (5)
                                                     -------          ----             ----         ---------
Total costs and expenses                              27,722           754                0            28,476
                                                     -------          ----             ----         ---------
Income from operations                                   967            99                0             1,066

Interest expense and other, net                          153           (10)              (3) (2)          156
                                                                                          3  (2)
                                                                                         13  (6)
                                                     -------          ----             ----         ---------
Income before income taxes                               814           109              (13)              910

Provision for income taxes                               322                             42  (4)          364
                                                     -------          ----             ----         ---------
Net income                                           $   492          $109             ($55)        $     546
                                                     -------          ----             ----         ---------
                                                     -------          ----             ----         ---------
Basic earnings per share                                                                            $    0.12
                                                                                                    ---------
                                                                                                    ---------
Shares used in computation of basic earnings per share                                              4,599,547
                                                                                                    ---------
                                                                                                    ---------
Diluted earnings per share                                                                          $    0.11
                                                                                                    ---------
                                                                                                    ---------
Shares used in computation of diluted earnings per share                                            4,872,484
                                                                                                    ---------
                                                                                                    ---------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                          Historical
                                                     ---------------------         Pro Forma
                                                     Company         Blair         Adjustments       Pro Forma
                                                     -------        ------         -----------       ---------
Net revenues                                         $28,430        $1,569                          $  29,999

Cost and expenses:

     Cost of sales and services                       19,132           894                             20,026
     Depreciation and amortization                       330            27            ($27) (1)           350
                                                                                        20  (1)
     Selling, general and administrative               7,943           406             (17) (3)         8,350
                                                                                        18  (5)
                                                     -------        ------            ----          ---------
Total costs and expenses                              27,405         1,327              (6)            28,726
                                                     -------        ------            ----          ---------
Income from operations                                 1,025           242               6              1,273

Interest expense and other, net                          218             9              (7) (2)           228
                                                                                         9  (2)
                                                                                        (1) (6)
                                                     -------        ------            ----          ---------
Income before income taxes                               807           233               5              1,045

Provision for income taxes                               480 *                          87  (4)           567
                                                     -------        ------            ----          ---------
Net income                                           $   327        $  233            ($82)         $     478
                                                     -------        ------            ----          ---------
                                                     -------        ------            ----          ---------
Basic earnings per share                                                                            $    0.17
                                                                                                    ---------
                                                                                                    ---------
Shares used in computation of basic earnings per share                                              2,781,918
                                                                                                    ---------
                                                                                                    ---------
Diluted earnings per share                                                                          $    0.17
                                                                                                    ---------
                                                                                                    ---------
Shares used in computation of diluted earnings per share                                            2,877,486
                                                                                                    ---------
                                                                                                    ---------

* Includes $170 deferred income taxes resulting from change in tax status.

Adjustments to Pro Forma Financial Statements

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
     Twelve months ended December 31, 1997:                                                          $  27
     Six months ended June 30, 1998:                                                                    12

Provide depreciation and amortization on acquired bases in equipment and intangibles:
     Equipment - 7 year life - purchase price allocated                                                 20
     Intangibles - 6 to 40 year life - purchase price allocated                                        500

Twelve months ended December 31, 1997:
     Depreciation of equipment                                                                           3
     Amortization of intangibles                                                                        17

        Total                                                                                           20

Six months ended June 30, 1998:
     Depreciation of equipment                                                                           2
     Amortization of intangibles                                                                         9

        Total                                                                                           11

(2)  Adjust interest expense:

Eliminate historical interest expense
     Twelve months ended December 31, 1997:                                                              7
     Six months ended June 30, 1998:                                                                     3

Provide for interest expense on debt issued in acquisition:
     Debt                                                                                              130
     Interest rate                                                                                    8.50%

     Twelve months ended December 31, 1997:                                                              9
     Six months ended June 30, 1998:                                                                     3

(3)  Decrease previous Officer Salary to new contract with Horizon:

     Twelve months ended December 31, 1997:                                                             17
     Six months ended June 30, 1998:                                                                     8

(4) Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for 1998) for acquisition adjustments and historical income:

     Twelve months ended December 31, 1997:                                                             87
     Six months ended June 30, 1998:                                                                    42

(5) Adjust for rent previously not reported as the building was owned by the corporation

     Twelve months ended December 31, 1997:                                                             18
     Six months ended June 30, 1998:                                                                     9

(6) Eliminate other income/(expense) for rent and sale of assets not to be recognized by Horizon

     Twelve months ended December 31, 1997:                                                             (1)
     Six months ended June 30, 1998:                                                                    13